AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 19, 2003
                                                    REGISTRATION NO.  333-108318


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________


                                 AMENDMENT NO. 1

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 _______________

                               CELSION CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                   52-1256615
                     (I.R.S. Employer Identification Number)

                            10220-I OLD COLUMBIA ROAD
                             COLUMBIA, MD 21046-1705
                                 (410) 290-5390
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                             DR. AUGUSTINE Y. CHEUNG
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               CELSION CORPORATION
                            10220-I OLD COLUMBIA ROAD
                             COLUMBIA, MD 21046-1705
                                 (410) 290-5390
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent For Service)
                                 _______________
                                   COPIES TO:
                          ANITA J. FINKELSTEIN, ESQUIRE
                          JEANNETTE C. KOONCE, ESQUIRE
                                   VENABLE LLP
                      1201 NEW YORK AVENUE, NW, SUITE 1000
                              WASHINGTON, DC 20005
                                 (202) 962-4800

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ] ____________________

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The selling stockholders may not sell these securities until the registration statement filed with the Securities and Exchange Commission of which this Prospectus is a part is effective. This Prospectus is not an offer to sell these securities and it is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

                                EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-108318) is being filed with the Securities and Exchange Commission solely for the purpose of filing Exhibit 5.1 to the Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

      Exhibit
        No.                              Description
      -------    ---------------------------------------------------------

        4.1 Certificate of Incorporation of Celsion Corporation (the "Company"), as amended through June 5, 2001, and as in effect on August 14, 2001 (incorporated by reference to Exhibit 3.1 of the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2001).
        4.2 By-laws of the Company, as amended, incorporated herein by reference to Exhibit 3.2 to the Quarterly Report on Form 10-Q of the Company for the Quarter Ended June 30, 2001.
        4.3 Form of Warrant to Purchase Common Stock pursuant to the Private Placement Memorandum (the "PPM") of the Company dated May 30, 2003 as supplemented (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-3 filed on August 28, 2003).
        4.4 Form of Warrant issued to the Placement Agents pursuant to the PPM (incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-3 filed on August 28, 2003).
        4.5 Agreement dated April 8, 2003 between the Company and Strategic Growth International, Inc. (incorporated by reference to Exhibit 4.5 of the Registration Statement on Form S-3 filed on August 28, 2003).
        4.6 Letter Agreement dated June 1, 2003 between the Company and Goldpac Investment Partners Ltd. (incorporated by reference to Exhibit 4.6 of the Registration Statement on Form S-3 filed on August 28, 2003).
        4.7 Finder's Fee Agreement dated as of June 30, 2003, between the Company and National Securities Corporation (incorporated by reference to Exhibit 4.7 of the Registration Statement on Form S-3 filed on August 28,
                 2003).
        4.8 Finder's Fee Agreement dated as of June 30, 2003 between the Company and Intercoastal Financial Services Corporation (incorporated by reference to Exhibit 4.8 of the Registration Statement on Form S-3 filed on August 28, 2003).

        5.1*     Opinion of Venable LLP re: Legality.

        10.1     License Agreement dated July 18, 2003 between the
                 Company and Duke University.  (Confidential treatment
                 requested.) (incorporated by reference to Exhibit 10.1
                 of the Registration Statement on Form S-3 filed on
                 August 28, 2003).
        10.2     Agreement Regarding Retirement and Resignation dated
                 October 4, 2001 between the Company and Spencer J. Volk
                 (incorporated by reference to Exhibit 10.2 of the
                 Registration Statement on Form S-3 filed on August 28,
                 2003).
        23.1     Consent of Stegman & Company, independent public
                 accountants of the Company (incorporated by reference to
                 Exhibit 23.1 of the Registration Statement on Form S-3
                 filed on August 28, 2003).
       23.2*     Consent of Venable LLP (included in Exhibit 5.1).
        24.1     Power of Attorney (incorporated by reference to Exhibit
                 24.1 of the Registration Statement on Form S-3 filed on August 28, 2003).


_________________
* Filed herewith.

                                   SIGNATURES

         Under the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Columbia, Maryland, on the 19th day of September 2003.

                                      CELSION CORPORATION

                                      By: /s/ Augustine Y. Cheung
                                          Augustine Y. Cheung
                                          President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                        Title                     Date
          ---------                        -----                     ----

  /s/ Augustine Y. Cheung     Director, President and Chief   September 19, 2003
 ------------------------     Executive Officer (Principal
 Augustine Y. Cheung          Executive Officer)

 /s/ Anthony P. Deasey*       ExecutiveVice                   September 19, 2003
-------------------------     President--Finance and
Anthony P. Deasey             Administration and Chief
                              Financial Officer (Principal
                              Financial and Accounting
                              Officer)

 /s/ John Mon*                Vice President, Secretary,      September 19, 2003
-------------------------     Treasurer and Director
John Mon

 /s/ Max E. Link*             Chairman of the Board of        September 19, 2003
-------------------------     Directors
Max E. Link

 /s/ Gary W. Pace*            Director                        September 19, 2003
-------------------------
Gary W. Pace


 /s/ Claude Tihon*            Director                        September 19,2003
-------------------------
Claude Tihon


 /s/ Kris Venkat*             Director                        September 19, 2003
-------------------------
Kris Venkat




By:      /s/ Augustine Y. Cheung
        -------------------------------
         Augustine Y. Cheung
         Attorney-in-fact